UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

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PETER KIEWIT SONS’, INC.

(Name of Registrant as Specified In Its Charter)
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Peter Kiewit Sons’, Inc. intends to deliver the following materials to the stockholders of Peter Kiewit Sons’, Inc. beginning on December 20, 2007.

THIRD SUPPLEMENT TO PROXY STATEMENT
FOR THE SPECIAL MEETING OF STOCKHOLDERS
SCHEDULED TO BE HELD ON DECEMBER 28, 2007

The following information is provided to supplement the Definitive Proxy Statement dated October 23, 2007 (the “Proxy Statement”), of Peter Kiewit Sons’, Inc. (the “Company”) furnished to stockholders (the “Stockholders”) in connection with the solicitation of proxies on behalf of the board of directors of the Company (the “Board”) for use at the special meeting of Stockholders (the “Special Meeting”) originally scheduled to be held on November 28, 2007, which was adjourned without taking any action and will reconvene on Friday, December 28, 2007, at 9:30 a.m. local time at the Company’s principal executive offices located at Kiewit Plaza, Omaha, Nebraska 68131. The purposes of the Special Meeting are as stated in the Notice of Special Meeting of Stockholders, dated October 23, 2007, which accompanied the Proxy Statement. This Supplement should be read in conjunction with the Proxy Statement and the Proxy Statement supplements previously delivered to you on or about November 21, 2007 (the “First Proxy Supplement”) and on or about November 29, 2007 (the “Second Proxy Supplement”).

Only holders of record of Company’s $0.01 par value common stock (“Common Stock”) as of the close of business on October 11, 2007 (the “Record Date”) are entitled to receive notice of and to vote at the special meeting and at any adjournment or postponement thereof. Each holder of record of Company Common Stock on the Record Date will be entitled to one vote for each share held on all matters to be voted upon at the Special Meeting. At the close of business on October 11, 2007, the Company had outstanding and entitled to vote approximately 19,800,866 shares of Common Stock.

You have been asked to approve proposals to amend and restate the Company’s Restated Certificate of Incorporation (“Certificate”) and to adopt the Peter Kiewit Sons’, Inc. Employee Ownership Plan (the “Plan”). The Plan is intended to allow the Company to terminate its reporting and other obligations under the Securities Exchange Act of 1934 (the “Exchange Act”) while also continuing the Company’s long-standing policy of employee ownership. In order to implement the Plan and terminate the Company’s reporting obligations under the Exchange Act, the Certificate must be amended and restated as described in the Proxy Statement, the First Proxy Supplement, the Second Proxy Supplement and herein.

The proposed amendments to the Certificate (the “Certificate Amendment”), the Plan and the Offer to Exchange Outstanding Shares of Common Stock of Peter Kiewit Sons’, Inc. for Interests in the Peter Kiewit Sons’, Inc. Employee Ownership Plan (“Offer to Exchange”) were attached as annexes to the Proxy Statement and supplemental materials previously provided to you. In furtherance of implementing the Company’s stated goal of structuring the Plan so as to qualify for the exemption from the registration requirements of Section 12(g) of the Exchange Act afforded by Rule 12h-1(a) under the Exchange Act, the Board has determined to propose additional changes to the proposed Certificate Amendment. The revised Certificate Amendment, if approved, would authorize a new class of non-voting common stock of the Company. As described further below, if the proposals are approved, and the Offer to Exchange is consummated, current stockholders of the Company who are determined by the Board to be ineligible to participate in the Plan may subsequently receive non-voting common stock in exchange for their interests in the Plan (“Interests”). We are providing the revised proposed Certificate Amendment marked to note amendments of the present Certificate as Annex B to this supplement and the revised proposed Certificate Amendment marked to note the revisions made to the version last distributed to you as Annex C to this supplement. You should review the proposed Certificate Amendment, which is incorporated herein in its entirety, in full.

You may change your proxy instructions with regard to any matter to be voted on at the Special Meeting including in respect of the proposal to approve the Certificate Amendment, at any time before your proxy is voted at the Special Meeting. You may revoke your proxy at any time before it is voted. Please refer to the instructions in the Proxy Statement if you wish to change or revoke your proxy.

Stockholders that have previously voted may change their vote, but need not vote again. Unless you change your vote or withdraw or revoke your previously provided proxy, the proxy holders will vote in favor of the Certificate Amendment, as revised as described herein. If you have already returned your completed letter of transmittal and any required certificates in order to accept the Offer to Exchange, then no further action is required on your part unless you wish to withdraw from the Offer to Exchange.

A New Class of Common Stock.  The Board has determined to propose that Stockholders authorize a new class of Common Stock that may be held outside of the Plan by persons who are now permitted by the Certificate to own Common Stock, but who are deemed by the Board to be ineligible to participate in the Plan. Under the terms of the proposed Plan as previously provided to you, all Stockholders are eligible to participate in the Offer to Exchange and become Participants in the Plan. However, under the Plan the Board may later determine to prohibit the continuing participation of certain Stockholders in the Plan if they may jeopardize the registration exemption for the Interests. Generally, all current Stockholders are eligible to participate in the Plan, but the Board may determine that any Stockholders who may not be treated as employees, such as employees of KCP, Inc. (formerly Kiewit Coal Properties, Inc.) or Stockholders that are trusts or other estate planning vehicles may be ineligible. Under the proposed Plan, Participants who are later excluded from the Plan pursuant to such a Board determination would have their Interests cancelled and their Common Stock returned to them; however, under the terms of the revised Certificate Amendment, such Common Stock returned to Plan Participants will not carry with it any voting rights.

The registration exemption applicable to the Interests upon which the Board is relying will extend to the Common Stock only if the Common Stock is issued solely to fund the Plan. Accordingly, the Board has determined that it is advisable for the Stockholders to (i) authorize a second class of Common Stock (“Non-Voting Common Stock”), shares of which may be issued to any person or entity currently permitted to own Common Stock, other than the Administrator, including a Participant who is later deemed by the Board to be ineligible to participate in the Plan, and (ii) prohibit any person other than the Administrator from being the record owner of shares of the existing Common Stock (“Voting Common Stock”). Under the revised Certificate Amendment, the Non-Voting Common Stock that is proposed to be created could be issued to the persons or entities who are permitted by the terms of the current Certificate to own Common Stock (but who are not eligible to participate in the Plan), and any transfer of Voting Common Stock from the Administrator (to the extent permitted under the Plan and the revised Certificate Amendment) to any such person would automatically cause such shares of Voting Common Stock to be converted into Non-Voting Common Stock. Upon the transfer to the Administrator of shares of Non-Voting Common Stock, such shares of Non-Voting Common Stock shall be automatically and immediately converted to Voting Common Stock and the Company shall cancel the certificates representing the shares of Non-Voting Common Stock previously outstanding and deliver to the Administrator certificates representing such shares of Voting Common Stock. As a result of this proposal (if approved), the existing Common Stock (which would become known as the Voting Common Stock) may be issued only to fund the Plan, allowing the Voting Common Stock to be exempted from the registration requirements of the Exchange Act pursuant to Rule 12h-1(a). Although no such exemption would apply to the Non-Voting Common Stock, the Board believes it is unlikely that such class would ever come to be held by more than a very small number of persons, such that the registration requirements of the Exchange Act would be inapposite.

Vote Required.  Article Fourth of the Certificate provides that the affirmative vote of the holders of four-fifths of the Common Stock is required in order for the Company to issue a new class of stock and to increase the total number of amount of shares of stock authorized.

Purposes.  The purposes of authorizing the new class of common stock are to (i) provide that the existing class of Common Stock may be held exclusively by the Administrator and issued by the Company solely to

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fund the Plan, (ii) ensure that the Common Stock will be exempt from the registration requirements of Section 12(g) of the Exchange Act and (iii) allow Participants later deemed ineligible to remain in the Plan to have an opportunity to maintain their economic rights. The proposed total number of shares of all classes of stock which the Corporation shall have the authority to issue would be raised to 250,250,000. The total number of no par value per share Preferred Shares authorized would remain unchanged at 250,000 shares.

Material Differences.  The Certificate Amendment provides that the two classes of Common Stock shall be identical in all respects other than with respect to voting rights. The Certificate Amendment addresses the economic rights of both classes by using the term “Common Stock,” which is defined as Non-Voting Common Stock together with the Voting Common Stock. Specifically, dividend rights (Article Fourth), redemption rights (Article Sixth), restrictions on alienability or assignability (Article Sixth), liquidation rights (Article Fourth), the right to pledge shares of Common Stock (Article Sixth), excessive ownership limitations (Article Sixth), the calculation of the Common Share Price upon a sale to the Company (Article Sixth) and limitations on liability of stockholders (Article Seventh) are identical for both the Voting Common Stock and the Non-Voting Common Stock and are not being altered from the rights of the Common Stock in effect today.

However, except when otherwise required by law, Non-Voting Common Stock will not entitle the holder thereof to vote in the election of directors or on any other matter. Section 242(b)(2) of the Delaware General Corporate Law applies to the Company and provides that a class of securities that does not ordinarily have voting rights under the certificate of incorporation of a company, does have the right to vote on amendments that would “alter or change the powers, preferences, or special rights” of such a class adversely.

The Board is still considering whether employees of KCP, Inc. (or a subsidiary or joint venture of KCP, Inc.), a former affiliate of the Company, may participate in the Plan without jeopardizing the Exchange Act exemption otherwise applicable to Interests. Employees of KCP, Inc. (or subsidiaries or joint ventures thereof) who are Stockholders should be aware that the Board may in the future determine them to be ineligible to participate in the Plan and that, accordingly, they may then be issued Non-Voting Common Stock as payment for their cancelled Interests (all assuming that the Plan is adopted, the Certificate Amendment is approved and that the Offer to Exchange is completed and that any such persons accept the Offer to Exchange). In such event, employees of KCP, Inc. (or subsidiaries or joint ventures thereof) would lose their voting rights with respect to their ownership interest in the Company. As of October 22, 2007, twenty-one (21) employees of KCP, Inc. owned an aggregate 94,475 shares of Common Stock (or 0.47% of the total issued and outstanding).

The same considerations exist in respect of shares of Common Stock currently held by Board-approved estate-planning vehicles. Stockholders who hold shares of Common Stock through such vehicles should assume that the Board may in the future determine such vehicles to be ineligible to participate in the Plan and that, accordingly, they may be issued Non-Voting Common Stock. Again, in such event, such vehicles would lose their voting rights with respect to their ownership interest in the Company. As of October 22, 2007, eight (8) trusts or other estate-planning vehicles held an aggregate 1,255,550 shares of Common Stock (6.34%).

Change to the Certificate.  The Company has submitted to its Stockholders previously proposed amendments to and restatements of the Certificate, which are necessary in order for the Company to consummate the Plan and allow the Administrator to be the record owner of shares of Common Stock. As noted above, the Board has determined that the certain additional changes to the Certificate are necessary in order to clarify the Plan’s registration exempt status under the Exchange Act. The full text of the revisions being made to the proposed Certificate Amendment are indicated in Annex B (showing amendments to the current Certificate) and Annex C (showing revisions to the last proposed Certificate Amendment). Added language is shown as double underlined text and deleted language is shown as strike-through text.

Fairness.  In the Definitive Proxy Statement, First Proxy Supplement and Second Proxy Supplement (together, the “Proxy Materials”), the Company explained why it believes the proposals and proposed transaction are substantively and procedurally fair to the Stockholders. Neither the proposed authorization of the new class of Non-Voting Common Stock nor the proposed prohibition on ownership of Voting Common Stock by persons other than the Administrator will impact any Stockholder that chooses not to participate in the Plan and declines the exchange of shares of Common Stock for Interests. All Stockholders continue to have the right to decline the Offer to Exchange and instead receive an amount of cash per share equal to the

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formula value determined pursuant to the terms of the Certificate. All Stockholders that choose to participate in the Plan and accept the exchange of shares of Common Stock for Interests will receive the same consideration as described in the previously distributed Proxy Materials. The modifications to the proposed the Certificate Amendment will have no bearing on the economic or financial factors, such as current or historical market prices, net book values, going concern value or liquidation value. The Board reaffirms its prior determination of the fairness of the transaction to affiliated and unaffiliated Stockholders as all Participants in the Plan will receive the same consideration and such consideration will be effectively identical to the Common Stock exchanged. Please refer to the “Special Factors — Fairness of the Proposals to Stockholders” section of the First Proxy Supplement and the discussion under the header “Fairness” in the Second Proxy Supplement for greater detail on the fairness of the transaction for all Stockholders.

As described above, the Board may determine that certain Participants jeopardize the Plan’s registration exemption. In such event, such Participants will be excluded from the Plan, the Administrator will be instructed to cancel their Interests and such Participants will receive the corresponding Non-Voting Common Stock for their cancelled Interests. The Board recognizes the potential for a disadvantage to the potentially excluded Participants caused by a loss of voting rights. Nonetheless, the Board believes the terms of the Offer to Exchange, taking into consideration the revised Certificate Amendment and the proposed Plan, are fair to such potential holders of Non-Voting Common Stock because (i) such potential holders have the right to decline the Offer to Exchange and instead receive an amount of cash per share equal to the formula value determined pursuant to the terms of the Certificate (which formula value is not impacted by the proposed Certificate Amendment or the Offer to Exchange), (ii) the economic and financial rights of the Non-Voting Common Stock are identical to those of the Voting Common Stock in all respects, (iii) holders of Non-Voting Common Stock enjoy voting rights, as a matter of Delaware law, in the event of any subsequent amendment to the Company’s Certificate that would adversely alter or change the powers, preferences, or special rights of the Non-Voting Common Stock, (iv) holders of Non-Voting Common Stock otherwise enjoy the protections afforded to all stockholders of a Company as a matter of Delaware law and (v) the structure of the proposed Plan and the revised proposed Certificate Amendment will allow such holders to continue to hold their economic rights and to enjoy the anticipated benefits of the deregistration of the Company’s Common Stock, including those arriving from the Company’s ability to keep its sensitive information confidential and from the cost savings associated from the termination of registration.

U.S. Federal Income Tax Consequences.

The Board may exclude you from participating in the Plan if your participation would be reasonably likely to render the Plan incapable of qualifying for exemption from registration under Rule 12h-1(a) promulgated under the Exchange Act. In that case, your Interests would be cancelled and the Common Stock attributable to you would automatically convert into Non-Voting Common Stock pursuant to the terms of the Certificate Amendment and be delivered to you. Subject to the qualifications set forth in the “Special Factors — Material U.S. Federal Income Tax Consequences” section of the Definitive Proxy Statement as amended by the First Proxy Supplement, neither your receipt of Non-Voting Common Stock in exchange for your Interests nor the automatic conversion of such Common Stock into Non-Voting Common Stock would be a taxable transaction to you, the Plan or the Company for U.S. federal income tax purposes. Your aggregate tax basis and holding period in the Non-Voting Common Stock you receive would be the same as such tax attributes would have been in the absence of the Plan (i.e., as if you always held your stock directly).

Your vote is very important.  Whether or not you plan to attend the special meeting, please submit your proxy as soon as possible to make sure that your shares are represented and voted. Whether or not you attend the special meeting, you may revoke a proxy at any time before it is voted by filing with our stock registrar a duly executed revocation of proxy, by submitting a duly executed proxy to our stock registrar with a later date or by appearing at the special meeting and voting in person, regardless of the method used to deliver your previous proxy. Attendance at the special meeting without voting will not itself revoke a proxy.

If you have already submitted a proxy for the Special Meeting and do not wish to change or revoke that proxy, then no further action is required.

For more information about the proposals to be considered at the December 28, 2007 Special Meeting, we strongly encourage you to review the Proxy Materials and the other documents to which we refer you in their entirety.

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ANNEX A

SUPPLEMENT TO THE OFFER TO EXCHANGE

PETER KIEWIT SONS’, INC.

SUPPLEMENT TO

OFFER TO EXCHANGE
OUTSTANDING SHARES OF COMMON STOCK
OF PETER KIEWIT SONS’, INC.
FOR INTERESTS IN THE
PETER KIEWIT SONS’, INC. EMPLOYEE OWNERSHIP PLAN

THE OFFER AND WITHDRAWAL RIGHTS EXPIRE
AT 12:00 MIDNIGHT, EASTERN U.S. TIME, ON DECEMBER 28, 2007
UNLESS THE OFFER IS EXTENDED BY PETER KIEWIT SONS’, INC.

The following information is provided to supplement and amend the Offer to Exchange Outstanding Shares of Common Stock of Peter Kiewit Sons’, Inc. for Interests in the Peter Kiewit Sons’, Inc. Employee Ownership Plan (the “Offer to Exchange”), dated October 23, 2007, as previously supplemented on November 14, 2007 and November 29, 2007. A supplement (the “Third Proxy Supplement”) to the Peter Kiewit Sons’, Inc.’s definitive proxy statement filed on October 23, 2007 (“Proxy Statement”), as previously supplemented on November 14, 2007 (the “First Proxy Supplement”) and November 29, 2007 (the “Second Proxy Supplement”), is being filed with the Securities and Exchange Commission concurrently with this supplement to the Offer to Exchange. This supplement to the Offer to Exchange (the “Offer Supplement”) is being delivered to provide the supplemental information set forth herein.

Except as amended or supplemented below, the original terms and conditions of the Offer to Exchange, as previously amended and supplemented remain in effect. This Offer Supplement may be transmitted to you via electronic mail. Hard copies of this Offer Supplement may be obtained at no cost by contacting us at Peter Kiewit Sons’, Inc., Attention: Douglas A. Obermier, Stock Registrar, Kiewit Plaza, Omaha, Nebraska 68131.

If you have already tendered your shares of Peter Kiewit Sons’, Inc. (the “Company”) $0.01 par value common stock (the “Stock”) and do not wish to withdraw your tendered shares of Stock, then no further action is required.

As described in the Third Proxy Supplement, the Company has proposed to create a new class of non-voting common stock (the “Non-Voting Common Stock”). Assuming the adoption of the proposed Peter Kiewit Sons’, Inc. Employee Ownership Plan (the “Plan”) and the approval of the proposed amendments to the Restated Certificate of Incorporation (the “Certificate Amendment”) by the holders (the “Stockholders”) of the Stock, the administrator (the “Administrator”) of the Plan shall be the only person or entity permitted to hold the Stock. Such shares of Stock shall be referred to as the “Voting Common Stock.” Please refer to the text of the Certificate Amendment marked to note the amendments to the presently in effect Certificate, which is being filed concurrently with this Offer Supplement as Annex B to the Third Proxy Supplement, and the

A-1

text of Certificate Amendment marked to note the current changes from the previous Certificate Amendment distributed to you, which is filed concurrently with this Offer Supplement as Annex C to the Third Proxy Supplement, for greater discussion of these amendments.

References made to the “Stock” in the Offer to Exchange and the supplements to the Offer to Exchange in the First Proxy Supplement and the Second Proxy Supplement shall mean the Voting Common Stock. The Administrator of the Plan will hold exclusively Voting Common Stock as the underlying shares of the Plan as agent for, and on behalf and for the benefit of, the participants (the “Participants”) in the Plan. All the rights of Participants discussed in the Offer to Exchange and its supplements related to the Plan interests or Stock should be read to refer to the Voting Common Stock.

Non-Voting Common Stock may later be issued by the Company to those persons deemed ineligible to participate in the Plan. Please consult the Third Proxy Supplement and the Certificate Amendment for information related to how employees of KCP, Inc. (or a subsidiary or joint venture of KCP, Inc.), a former affiliate of the Company, that accept the Offer to Exchange may later be issued Non-Voting Common Stock.

A-2

ANNEX B

Revised Proposed Amendments to the Restated Certificate of Incorporation of the
Company Noting Amendments to the Present Certificate

B-1

ARTICLE FIRST1

NAME

The name of the Corporation (which is hereinafter referred to as the “Corporation”) is: Peter Kiewit Sons’, Inc.

ARTICLE SECOND

DELAWARE OFFICE AND REGISTERED AGENT

The registered office of the Corporation in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent therein is The Corporation Trust Company, and the address of said registered agent is 1209 Orange Street in said City, County and State.

ARTICLE THIRD

PURPOSES

The nature of the business or purposes to be conducted or promoted is:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE FOURTH

CAPITAL STOCK

The total number of shares of all classes of stock which the Corporation shall have authority to issue is~~125,250,000~~
250,250,000
 shares; of which 250,000 shares shall be Preferred Stock, with no par value per share and of which 125,000,000 shares shall be ~~Common Stock~~
voting common stock
, with a par value of $0.01 per share (the ~~“Common Stock”~~)
“Voting Common Stock”) and of which 125,000,000 shares shall be non-voting common stock, with $0.01 par value per share (the “Non-Voting Common Stock”, and together with the Voting Common Stock, the “Common Stock”). Except as specified below with respect to voting powers, the Voting Common Stock and the Non-Voting Common Stock shall be identical in all respects.

A description of the different classes of stock and a statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions of each of said classes of stock are as follows:

I.

PREFERRED STOCK

Subject to the limitations prescribed by Delaware law and this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such powers, designations, preferences and relative, participating, optional or other rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issuance of such Preferred Stock; provided, however, that no series of the Preferred Stock shall have any voting rights or be convertible into shares of stock having any voting rights.

1 The text of the Restated Certificate of Incorporation is marked to show the additional changes made to the current text of the Restated Certificate of Incorporation. Added language is shown as double underlined text and deleted language is shown as strike-through text.

II.

COMMON STOCK

(A) Dividends.  After any dividend has been declared and set aside for payment or paid on any series of Preferred Stock having a preference over the Common Stock with respect to the payment of dividends, the holders of the Common Stock shall be entitled to receive out of the funds legally available therefor, cash or non-cash dividends payable when, as and if declared by the Board of Directors. The payment of dividends on the Common Stock shall be at the sole discretion of the Board of Directors.

(B) Liquidation.  Upon the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after there shall have been paid or set apart for the holders of any series of Preferred Stock having a preference over the Common Stock with respect to distributions upon liquidation the full amount to which they are entitled, the remaining assets available for distribution to the Corporation’s stockholders shall be distributed to the Common stockholders pro rata on the basis of the numbers of Common shares held by such stockholders.

III.

VOTING RIGHTS AND CHANGES IN CAPITAL STRUCTURE

(A) Voting Rights.  Except as may otherwise be provided by statute, the holders of the
Voting
Common Stock shall exclusively possess voting power for the election of directors and for other purposes, the holders of record of each share being entitled to one vote for each share, and the holders of the Preferred
Stock and Non-Voting Common
 Stock shall have no voting rights nor shall they be entitled to notice of meetings of stockholders.

(B) Changes in Capital Structure.  The Corporation reserves the right to create new classes of stock, to eliminate classes of stock, to increase or decrease the amount of authorized stock of any class or classes, and to otherwise change the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any class or classes of stock by the affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding.

ARTICLE FIFTH

DIRECTORS AND OFFICERS

(A)(1)  Number, Quorum, Required Votes.  The number of directors of the Corporation which shall constitute the whole Board of Directors shall at all times be not less than ten (10) nor more than fifteen (15). Subject to such minimum and maximum limitations, the number of directors shall be fixed by, or in the manner provided in, the by-laws. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless this Certificate of Incorporation shall specifically require a vote of a greater number, the affirmative vote of a majority of the whole Board of Directors shall be required to constitute the act of the Board of Directors.

(2)  Qualifications of Directors.

(a) No more than three (3) directors may be non-inside directors, and the balance must be inside directors, as defined in this subparagraph (A)(2).

(b) An “inside director” is a director who is either a current inside director or a former inside director, as each of such terms is defined in this subparagraph (A)(2).

(c) A “current inside director” is a director who (i) is a current Common stockholder of the Corporation or a current participant in the Employee Ownership Plan
; (ii) is currently an officer of either (A) the Corporation or (B) a Subsidiary which is engaged primarily in the construction, mining or materials businesses; and (iii) either (A) was continuously employed by the Corporation, its predecessor, former parent corporation or such a Subsidiary for at least six (6) years before becoming a director or (B) was employed by the Corporation, its predecessor, former parent corporation, such a Subsidiary and/or a “former subsidiary” for at least fifteen (15) years, in the aggregate, before becoming a director. A “former subsidiary” is a corporation, partnership or other entity with respect to which the Corporation, its predecessor or former parent corporation has or at one time had at least a twenty percent ownership or equity interest; provided that such corporation, partnership or other entity is currently, or was at the time of such ownership, engaged primarily in the construction, mining or materials businesses.

(d) If a current inside director ceases to be a current inside director, such director may continue to serve as a director so long as there is a sufficient number of other inside directors so that the limitation on non-inside directors required by subparagraph (A)(2)(a) is satisfied. However, if as a result of the change in such director’s status such non-inside director limitation would be exceeded, then such director shall automatically be deemed to have resigned as and shall cease to be a director. The remaining directors shall thereupon act promptly to fill the vacancy created by such resignation. Such a vacancy may be filled with a former inside director, as defined in subparagraph (A)(2)(e) below. If the director whose resignation created such vacancy qualifies as a former inside director pursuant to subparagraph (A)(2)(e), such director may be appointed to fill such vacancy.

(e) A “former inside director” is a person who: (i) was at one time a current inside director; (ii) served as an inside director for at least eight (8) years; and (iii) is declared to be a former inside director by a majority vote of the directors holding office at the time of such declaration.

(3)  Nomination Procedures.  The incumbent directors shall nominate a slate of directors for election at each annual meeting of the stockholders of the Corporation. In nominating such election slates, the directors shall give due consideration to selecting nominees from each of the principal business segments represented by the activities of the Corporation and its Subsidiaries.

(B) Cumulative Voting.  At any election for directors every holder of Common Stock entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

(C) Officers.  The Corporation shall have such officers as the by-laws may provide, except, however, that the Corporation shall have an officer or officers who shall be empowered to sign instruments and stock certificates of the Corporation and shall have an officer who shall have the duty to record the proceedings of stockholders’ meetings and meetings of the Board of Directors. Officers shall be chosen in such manner and shall hold their offices for such terms as the by-laws may prescribe or as shall be determined by the Board of Directors.

ARTICLE SIXTH

POWERS OF THE CORPORATION AND OF THE
DIRECTORS AND STOCKHOLDERS

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation, its directors and stockholders:

(A) Indemnification.

(1)  Fullest Extent Permitted by Law.  The Corporation shall indemnify each person who is or was a director, officer or Employee of the Corporation (including the heirs, executors, administrators or estate of such person) or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted under subsections 145(a), (b), (c) and (e) of the Delaware General Corporation Law or any successor statute.

(2)  Non-Exclusivity of Rights.  The indemnification provided by this paragraph (A) of ARTICLE SIXTH shall not be deemed exclusive of any other rights to which any of those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of ~~shareholders~~
the holders of Voting Common Stock
 or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, Employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(3)  Repeal or Modification.  Any repeal or modification of paragraph (A) of this ARTICLE SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director, officer or Employee of the Corporation existing at the time of such repeal or modification.

(B) Powers of Board.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(1)  By-Laws.  To make, alter and repeal the by-laws of the Corporation by affirmative vote of two-thirds of the whole Board of Directors;

(2)  Mortgages, Liens, and Pledges.  To authorize and cause to be executed mortgages and liens on the real and personal property and pledges of personal property of the Corporation without the assent or vote of the ~~stockholders~~
holders of Voting Common Stock
;

(3)  Payments.  In its discretion to pay for any property or rights acquired by the Corporation, either wholly or partly in money, stock, bonds, debentures or other securities of the Corporation;

(4)  Determination of Amount Constituting Capital.  To fix and determine from time to time what part of the consideration received by the Corporation on any issue of stock without par value shall constitute capital;

(5)  Bonds, Debentures, and Other Obligations.  Without the assent or vote of the stockholders, to issue bonds, debentures, or other obligations of the Corporation from time to time, without limit as to amount, for any of the objects or purposes of the Corporation and if desired, to secure the same or any part thereof by mortgage, pledge, deed of trust or otherwise on any part or all of its property and to cause the Corporation to guarantee bonds, debentures, notes, indebtedness or other obligations of persons, firms and/or other corporations;

(6)  Convertible Obligations.  To create and issue obligations of the Corporation that shall confer upon the holders or owners thereof the right to convert the same into shares of stock of the Corporation, and to fix the rate at which such obligations may be so converted and the period or periods of time during which any such right of conversion shall exist, and any shares of stock issued upon the conversion of any such obligations shall be conclusively deemed to be fully paid stock and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payment in respect thereof;

(7)  Performance-Based Obligations.  To create and issue obligations of the Corporation that shall confer upon the holders or owners thereof the right to receive interests based in whole or in part upon the financial performance of the Corporation or any part, division or subsidiary thereof, and to fix the term, conditions for sale and repurchase, applicable performance standards, interest rate and such other conditions, rights and restrictions for such obligations as it shall determine;

(8)  Inspections by Stockholders.  To determine from time to time whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as expressly conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors, or by resolution of the holders of Voting
Common ~~stockholders~~
Stock
;

(9)  Committees.  By resolution or resolutions, passed by an affirmative vote of two-thirds of the whole Board of Directors, to designate one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in said resolution or resolutions, or in the by-laws of the Corporation, shall, to the extent permitted by Delaware Corporation Law, have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, except the powers to amend the by-laws, to declare dividends and to act contrary to any action previously undertaken by the Board of Directors, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it, said committee or committees to have such name or names as may be stated in the by-laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors; and

(10)  Additional Powers.  The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon it by statute.

(C) Limitations on Powers of Board.  In limitation of those powers conferred by statute regarding the matters described in this paragraph (C), the Board of Directors is authorized to act as follows:

(1)  Substantial Acquisitions.  To acquire for the Corporation any property, rights or privileges at such price and for such consideration and generally upon such terms and conditions as it thinks fit; provided, however, an affirmative vote of two-thirds of the whole Board of Directors shall be required for the Corporation to make a substantial acquisition not in the primary, ordinary and regular course of its business activities; and provided further that for the purposes of this subparagraph (1) “substantial acquisition” shall mean an acquisition (or a series of acquisitions which, in light of the period of time over which they are effected and the intentions of the Board of Directors in making them, should be characterized for the purposes of this subparagraph (1) as a single acquisition) with a price (excluding the amount of any assumed obligation and any amount paid out of the proceeds of a loan under the terms of either of which the lender has recourse only against the asset or assets being acquired) in excess of ten (10%) percent of the Formula Value (determined without reduction for the book value of Property, Plant and Equipment);

(2)  Substantial Dispositions.  To dispose of for the Corporation any property, rights or privileges at such price and for such consideration and generally upon such terms and conditions as it thinks fit; provided, however, an affirmative vote of two-thirds of the whole Board of Directors shall be required for the Corporation to make a substantial disposition not in the primary, ordinary and regular course of its business activities; and provided that for the purpose of this subparagraph (2) “substantial disposition” shall mean a disposition (or a series of dispositions which, in light of the period of time over which they are effected and the intentions of the Board of Directors in making them, should be characterized for the purposes of this subparagraph (2) as a single disposition) with a price in excess of ten (10%) percent of the Formula Value (determined without reduction for the book value of Property, Plant and Equipment); provided further, however, such sale or disposition shall not constitute a sale or disposition of all or substantially all of the Corporation’s property and assets, the approval for which is hereinafter provided;

(3)  Sale of All or Substantially All Assets.  To sell, lease or exchange all or substantially all of the Corporation’s property and assets, including its goodwill and its corporate franchises, upon such terms and conditions and for such considerations, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as said Board of Directors shall deem expedient and in the best interests of the Corporation, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding;

(4)  Offers of Common Stock to Non-Employees.  To offer to sell the Common Stock of the Corporation to persons other than the
Employees of the Corporation
or the Administrator, as agent for, and for the benefit and on behalf of, participants in the Employee Ownership Plan
, in any manner, including but not limited to a “public offering” within the meaning of the United States Securities Act of 1933, as it may be amended from time to time, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding;

(5)  Change In Stock Price Formula.  To change the formula for determining the Formula Value or the Common Share Price, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
Common Stock issued and outstanding;

(6)  Mergers and Consolidations.  To merge or consolidate the Corporation with a corporation other than a Subsidiary, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding; and

(7)  Dissolution.  To dissolve the Corporation, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
Common Stock issued and outstanding.

(D) Stock Ownership and Transfer Restrictions.  The following restrictions on the ownership and transfer of the Common Stock of the Corporation are hereby imposed:

(1)  Ownership Restrictions.  All shares of Common Stock sold by the Corporation shall
, to the extent required by the Board of Directors,
 be subject to a repurchase agreement, the terms of which shall be determined by the Board of Directors. With the prior approval of the Board of Directors and subject to paragraph (D)(3), ~~Employees~~
the Employees, the Administrator, as agent for, and for the benefit and on behalf of, a participant in the Employee Ownership Plan
, fiduciaries for the benefit of the ~~Employee’s spouse~~
spouses
 and/or children of Employees, corporations one hundred (100%) percent owned by Employees or Employees and their spouse and/or children, and fiduciaries for the benefit of such corporations, charities and fiduciaries for charities designated by any such persons shall be eligible to own Common Stock of the Corporation.
Notwithstanding the foregoing, at no time subsequent to the Effective Date and during which the Employer Ownership Plan is in effect, shall any Employee eligible to participate in the Employee Ownership Plan be permitted to be the record owner of Common Stock. In the event that subsequent to the Effective Date, an Employee eligible to participate in the Employee Ownership Plan is or becomes the record owner of any shares of Common Stock, such Employee shall transfer all of such shares of Common Stock to the Administrator in exchange for an equal number of Interests in the Employee Ownership Plan, within five (5) days of delivery of notice by the Corporation.

(2)  Transfers to Charitable Organizations.  The holders of the Common Stock may transfer such stock to tax-exempt charitable organizations approved as such by the Internal Revenue Service; provided, that any such transfer shall be subject to a repurchase agreement which provides, in part, that said charitable owners shall agree not to transfer, assign, pledge, hypothecate, or otherwise dispose of such stock except in a sale to the Corporation, and said charitable owners shall at any time upon five (5) days’ written notice and demand by the Corporation sell such stock to the Corporation. The Corporation shall be obligated to accept any offer made by the charitable owners to sell such stock to the Corporation. The purchase price for the Common Stock shall be the Common Share Price. Payment of the purchase price shall be made by the Corporation within sixty (60) days of its acquiring of any such stock, without interest.

(3)
Ownership and
Transfer Restrictions On Common Stock.

(a) Sales to Corporation and Permitted Transfers.  The holders of Common Stock shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of such stock except in a sale to the Corporation or in a transfer to an authorized transferee approved by the Board of Directors pursuant to subparagraph (D)(1) above or, a transfer in accordance with subparagraph (D)(2) above~~.~~
, a transfer by the Administrator upon the termination of the Employee Ownership Plan to an Employee, or a transfer by the Administrator to an Employee who ceases to be eligible to participate in the Employee Ownership Plan but otherwise continues to be an Employee.
Holders of Common Stock may, at any time on or prior to the 15th day of any calendar month, offer to sell part or all of their Common Stock to the Corporation by delivering the certificate or certificates representing such stock to the Corporation along with a written notice offering such stock to the Corporation. Such offer must be accepted by the Corporation, and payment shall be made for such stock within sixty (60) days after the receipt of such stock and such written notice by the Corporation, without interest. The rights of redemption provided for in this subparagraph (D)(3)(a), and each other right of redemption of Common Stock provided for in this Certificate of Incorporation, shall be subject to the requirement that no shares of any class shall be redeemed, either at the option of the holder thereof or of the Corporation, unless after giving effect to such redemption there remain outstanding at least 1,000 shares of stock of the Corporation having full voting power.

(b) Termination.  Upon the termination of the employment of any Employee with the Corporation for any reason other than death, the Employee or his authorized transferee shall sell and deliver the Common Stock held by such Employee or his authorized transferee to the Corporation within ten (10) days after the date of a written notice from the Corporation to sell and deliver such stock (a “Repurchase Notice”). The Corporation shall give such Repurchase Notice within the period commencing on the day of termination and ending on the 90th day after such termination. Payment for such stock shall be made within sixty (60) days after the date of such Repurchase Notice, without interest.

(c) Death.  Upon the death of any Employee, the estate, successor or personal representative of such Employee or the authorized transferee of such Employee shall sell and deliver the Common Stock previously held by such Employee or held by his authorized transferee to the Corporation within ten (10) days after the date of a written notice from the Corporation to sell and deliver such stock. The Corporation shall give the notice to sell and deliver within the period commencing on the day of death of such Employee and ending on the 180th day after said death. Payment for such stock shall be made within sixty (60) days after the date of said notice, without interest. Upon the death of an Employee holding stock of the Corporation on the day of his death, the Employee’s estate, successor or personal representative and any authorized transferee of such deceased Employee shall have the option to defer the purchase by the Corporation of its Common Stock to a date or dates later than that provided for in this subparagraph (D)(3) but prior to the January 10th next succeeding the fiscal year during which the Employee’s death occurred.

(d) Ownership of Excessive Amount.  Upon a determination by the Board of Directors that the amount of Common Stock held by an Employee and/or his authorized transferee is excessive in view of the Corporation’s policy that the level of an Employee’s stock ownership should reflect certain factors, including but not limited to (i) the relative contribution of that Employee to the economic performance of the Corporation, (ii) the effort being put forth by such Employee, and/or (iii) the level of responsibility of such Employee, the Corporation shall have the option to purchase from such Employee and/or his authorized transferee an amount of Common Stock sufficient to decrease the amount of such stock owned by such Employee or his authorized transferee to an amount that the Board of Directors, in its sole discretion, believes is appropriate. In the event that the Corporation elects to exercise this option, it shall give the Employee and/or his authorized transferee written notice to that effect and the Employee and/or his authorized transferee shall sell and deliver the amount of stock specified in such notice to the Corporation within ten (10) days after the date of the notice, with payment to be made for such stock within sixty (60) days after the date of said notice, without interest.

(e) Pledges.  Notwithstanding anything contained in subparagraphs (D)(1) and (D)(3) to the contrary, an Employee
, or the Administrator as agent for, and for the benefit and on behalf of, a participant in the Employee Ownership Plan, may pledge Common Stock for loans in connection with the ownership of the Corporation’s stock. In addition, notwithstanding anything contained in subparagraphs (D)(1) and (D)(3) to the contrary, Qualified Financial Institutions to which such Common Stock has been pledged shall be permitted to own such Common Stock upon foreclosure of such Common Stock in accordance with the terms of any agreement evidencing such pledge; provided that said Qualified Financial Institution shall not be permitted to transfer, assign, pledge, hypothecate, or otherwise dispose of such Common Stock except in a sale to the Corporation in accordance with the provisions of subparagraph (D)(3)(a) above; and provided further that said Qualified Financial Institution shall sell and deliver such Common Stock to the Corporation no later than the date which is ten (10) days after the date a written notice from the Corporation to sell and deliver such Common Stock is delivered to such Qualified Financial Institution. The purchase price for the Common Stock payable to a Qualified Financial Institution shall not be reduced by any amount owed to the Corporation or any Subsidiary by the Employee who pledged
(or directed the Administrator to pledge, as the Employee’s agent, pursuant to the terms of the Employee Ownership Plan)
the Common Stock to the Qualified Financial Institution.

Subject to the provisions of subparagraph (D)(8), payment of the purchase price shall be made by the Corporation within sixty (60) days of the date of receipt of certificates evidencing such Common Stock, without interest. In the event a Qualified Financial Institution fails to deliver stock certificates within the specified time period, the Corporation’s Secretary shall cancel each certificate on the books of the Corporation and such shares of Common Stock shall be deemed no longer outstanding. The Qualified Financial Institution shall thereafter have no further interest as a stockholder of the Corporation with respect to such shares of Common Stock except the right to receive the purchase price therefor. Notwithstanding anything contained in Certificate to the contrary, except as may otherwise be provided by statute, no shares of Common Stock owned by a Qualified Financial Institution shall have any voting rights of any kind. For purposes of this subparagraph (D)(3)(e), “Qualified Financial Institution” shall mean any bank, banking association, trust company, savings bank, credit union, savings and loan association or other financial institution which is engaged in the business of banking or making commercial or consumer loans, or any subsidiary or affiliate of any such entity.

(f) Authorized Transferee.  For purposes of this subparagraph (D)(3), the term “authorized transferee” shall mean any stockholder permitted to own stock of the Corporation pursuant to paragraph (D)(1) above
, including, specifically, the Administrator; provided, however, that with respect to any particular Employee, the Administrator shall only be such Employee’s “authorized transferee” with respect to the specific shares of Common Stock of the Employee transferred to the Administrator or acquired by or issued to the Administrator for the benefit of, and on behalf of, the Employee
.

(g) Failures to Meet Time Limits.  No failure by the Corporation, a stockholder, an authorized transferee, or the estate, successor, or personal representative of a stockholder to take any action within any time period prescribed by this subparagraph (D)(3) shall render the Common Stock of the Corporation transferable other than in conformance with the provisions of this subparagraph (D)(3) or preclude the Corporation from exercising its right to purchase any such stock.

(4)  Stock Price.  The Corporation shall purchase or sell any share of Common Stock for a price equal to the Common Share Price. The consideration paid for such Common Stock shall be in cash or such other form as mutually agreed upon by the Corporation and the Common stockholder.

(5)  Limitations On Amount of Ownership.  No more than ten (10%) percent of the shares of the Common Stock issued and outstanding shall at any time be owned of record, or voted, by or for the account of any one Employee as hereinbefore described. For purposes of calculation of said ten (10%) percent limitations
,
 Common Stock of the Corporation
held by the Administrator, as agent for, and for the benefit and on behalf of, an Employee participating in the Employee Ownership Plan, owned by an Employee’s spouse, children, grandchildren, parents, grandparents and spouses of such persons (collectively, an Employee’s “family members”), fiduciaries for the benefit of an Employee or his family members, fiduciaries for charities designated by an Employee or his family members, and any entity which an Employee or his family members have created or control, directly or indirectly, or in which an Employee or his family members have a beneficial or reversionary interest, shall be counted as being owned by the Employee. All calculations regarding the ten (10%) percent limitation (including both the numerator and denominator of the calculations) shall be on a fully diluted basis (i.e., all stock that in the future will be issued upon the conversion of any then-issued and outstanding Convertible Debentures of the Corporation shall be included in the calculations). The ten (10%) percent limitations shall be calculated as of the 1st day of January of each year, and any ~~stockholder~~
Employee,
 who owns more Common Stock than the ten (10%) percent limitation permits shall be so notified by the Corporation and shall, at the ~~stockholder~~
Employee
’s option, be permitted to hold the excess stock until the next succeeding January 1, and on or before said January 1, the ~~stockholder~~
Employee
 shall take the action described in subparagraph (D)(6) below
. The Administrator may be the record holder of up to all the outstanding shares of Common Stock
.

(6)  Sales of Excess Stock.  In the event that any ~~stockholder~~
Employee,
 through his own action or the action of others becomes an owner of more than ten (10%) percent, as defined in subparagraph (D)(5) above, of the Common Stock, he shall offer to the Corporation, and the Corporation shall purchase within sixty (60) days of such offer, at the price defined in subparagraph (D)(4) above, such amount of his stock that is in excess of said ten (10%) percent limitation~~. In the event that a stockholder~~
; or, with respect to a participant in the Employee Ownership Plan owning more than ten (10%) percent of the Common Stock, as defined in subparagraph (D)(5) above, such a participant shall offer to cancel part of such participant’s Interests and corresponding shares of Common Stock credited to such participant. In the event that an Employee subject to this subparagraph (D)(6)
 shall fail
either
to offer such stock to the Corporation
or to offer to cancel such Interests
 within the period described in subparagraph (D)(5) above, the Corporation shall, within sixty (60) days following the end of such period, purchase such excess stock holdings or, with respect to a participant in the Employee Ownership Plan, the Corporation shall instruct the Administrator to cancel such participant’s Interests and to sell and deliver certificates for shares of Common Stock credited to such participant that are in excess of said ten (10%) percent limitation to the Corporation.

(7)  Termination of Certain Owners.  Any ~~stockholder-~~Employee of the Corporation who owns two (2%) percent or more of the Common Stock issued and outstanding shall not be terminated from employment of the Corporation except by an affirmative vote of two-thirds of the whole Board of Directors. The Board of Directors shall have the right to reduce said two (2%) percent requirement in the by-laws of the Corporation to a lower percentage requirement by an affirmative vote of two-thirds of the whole Board of Directors. For purposes of calculation of this percentage requirement, the attribution rules specified in paragraph (D)(5) above regarding the ten (10%) percent limitation on ownership shall apply.

(8)  Suspension of Repurchase Duties.  Notwithstanding anything in this ARTICLE SIXTH to the contrary, in the event that the Board of Directors determines that the Formula Value to be determined at the end of the fiscal year during which such determination is made is likely to be less than (i) the Formula Value determined at the end of the prior fiscal year less (ii) the aggregate amount of dividends declared on the Common Stock since the end of the prior fiscal year, the Board may suspend the Corporation’s duty to repurchase shares of Common Stock in accordance with this paragraph (D)(8). Any such suspension shall not extend for a period longer than three hundred sixty-five (365) days from the date of the Board’s declaration of suspension. During any such suspension period, the Corporation shall not repurchase any shares of Common Stock tendered or required to be tendered for repurchase pursuant to the second sentence of subparagraph (D)(3)(a). During any such suspension period, the Corporation shall continue to repurchase Common Stock tendered to the Corporation pursuant to any other provision of this Certificate of Incorporation, but (a) payment for such repurchases shall not be required until sixty (60) days after the end of the suspension period, (b) such payment shall be made without interest, and (c) the repurchase price shall be the Common Share Price determined as of (i) the end of the prior fiscal year, in the case of a suspension period that ends before July 1 of the fiscal year, (provided that such computation of the Share Price shall be reduced by the amount of dividends per share declared on the Common Stock since the end of the prior fiscal year), or (ii) in the case of a suspension period that ends after June 30 of a fiscal year, the end of the fiscal year during which the suspension period ends.

(9)  Non-Voting Common Stock. If, subsequent to the Effective Date and while the Employer Ownership Plan is in effect, any person or entity other than the Administrator is or becomes the record owner of shares of Voting Common Stock, then such shares of Voting Common Stock shall be automatically and immediately converted to Non-Voting Common Stock. Upon any such conversion, the Company shall deliver certificates representing such shares of Non-Voting Common Stock to such holder and the certificates representing the corresponding shares of Voting Common Stock previously outstanding shall be cancelled. If the Administrator is or becomes the record owner of shares of Non-Voting Common Stock, then such shares of Non-Voting Common Stock shall be automatically and immediately converted to Voting Common Stock. Upon any such conversion, the Company shall deliver certificates representing such shares of Voting Common Stock to the Administrator and the certificates representing the corresponding shares of Non-Voting Common Stock previously outstanding shall be cancelled.

(E) Payments Where Stock Price Not Yet Computed.  If the price at which the Corporation is to purchase stock pursuant to any provision in this Certificate of Incorporation has not been computed within the time period prescribed for payment for such stock because the preparation of the audited Consolidated Financial Statements of the Corporation and Subsidiaries has not yet been completed, the Corporation shall, within the time period prescribed for payment for such stock, make an initial payment in an amount equal to the price that would have been paid for such stock if it had been purchased by the Corporation during the next preceding fiscal year. The balance shall be paid within ten (10) days after the date on which the price at which the Corporation is to purchase such stock has been computed. In the event that the price at which the Corporation is to purchase such stock is less than the amount paid by the Corporation, in the “initial payment” provided for in this paragraph (E), the Corporation shall be entitled to recover the difference between the two amounts. Such difference shall be paid by the person or entity to whom the Corporation made the “initial payment” within ten (10) days of the date of a written notice from the Corporation to pay such amount, without interest.

(F) Ratification By Stockholders.  Any contract, transaction or act of the Corporation or of the directors, which shall be ratified by a majority of a quorum of the stockholders then entitled to vote at any annual meeting or at any special meeting called for such purpose, shall, so far as permitted by law and by this Certificate of Incorporation, be as valid and as binding as though ratified by every stockholder entitled to vote at such meeting.

(G) Meetings, Offices, and Books Outside State of Delaware.  The stockholders and the Board of Directors may hold their meetings and the Corporation may have one or more offices outside of the State of Delaware, and subject to the provisions of the laws of said state, may keep the books of the Corporation outside of said state and at such places as may be from time to time designated by the Board of Directors.

(H) Removal of Directors.  At any meeting of the holders of the Common Stock called for the purpose, any one or more of the directors may, by a majority vote of the holders of the
Voting
Common Stock at the time, be removed from office, with or without cause, and another director or other directors be elected by such majority vote of said holders of the
Voting
 Common Stock in the place or places of the person or persons so removed, to serve for the remainder of his or their term or terms, as the case may be; provided, however, that if less than all the directors are to be removed, no individual director shall be removed without cause when the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an annual election of all the directors.

(I) By-Law Provisions for Conduct of Business.  The Corporation may in its by-laws make any other provisions or requirements for the conduct of the business of the Corporation, provided the same be not inconsistent with the provisions of this Certificate of Incorporation, or contrary to the laws of the State of Delaware. The by-laws may be amended by affirmative vote of two-thirds of the whole Board of Directors or by affirmative vote of the holders of two-thirds of the
Voting
Common Stock issued and outstanding.

(J) Requirements of Votes Greater Than Required By-Law.  Whenever this Certificate of Incorporation contains provisions requiring for any corporate action the vote of a larger portion of the ~~stock~~
Voting Common Stock
 or a larger portion of the directors than is required by the General Corporation Law of the State of Delaware, the provisions of this Certificate of Incorporation shall govern and control.

(K) Amendments of Certificate.  Subject to any limitations herein contained, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, or in any amendment thereto by an affirmative vote of the holders of two-thirds of the
Voting
Common Stock issued and outstanding, and all rights conferred upon stockholders in said Certificate of Incorporation or any amendment thereto, are granted subject to this reservation; provided, however, that the provisions of this Certificate of Incorporation requiring for action by the stockholders a vote greater than such two-thirds vote shall not be amended except by such greater vote; and provided further that this Paragraph (K) shall not be amended except by an affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding.

ARTICLE SEVENTH

LIMITATION OF LIABILITY

A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this ARTICLE SEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE EIGHTH

DEFINITIONS

As used in this Certificate of Incorporation, the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires:

“Administrator”
means the entity appointed by the Board of Directors to administer the Employee Ownership Plan.

“Effective Date”
means the date the Corporation will accept or has accepted for exchange shares of Common Stock for Interests pursuant to the first Offer to Exchange Outstanding Shares of Common Stock of Peter Kiewit Sons’, Inc. for Interests in the Peter Kiewit Sons’, Inc. Employee Ownership Plan.

“Employee Ownership Plan”
means the Peter Kiewit Sons’, Inc. Employee Ownership Plan.

“Interest”
means, with respect to a participant in the Employee Ownership Plan, a participant’s beneficial interest in each share of Common Stock held by the Administrator pursuant to the Employee Ownership Plan.

“Formula Value” means the sum of:

(a) total assets as shown on the consolidated balance sheet contained in the Consolidated Financial Statements of the Corporation and Subsidiaries, prepared in conformity with accounting principles generally accepted in the United States for the Corporation and its consolidated Subsidiaries as of the fiscal year end immediately preceding the date of determination (the “prior year end”) and audited and certified by an independent firm of certified public accountants selected and engaged by the Board of Directors (the “prior year end financial statements”); minus

(b) the sum of: (i) all liabilities (excluding any liabilities related to the redemption value of issued and outstanding shares of Common Stock and excluding the liability for any outstanding Convertible Debentures convertible into Common Stock) as shown on the prior year end financial statements; plus (ii) the book value of Property, Plant and Equipment as of the prior year end; plus (iii) the carrying value of any issued and outstanding Preferred Stock, as reflected on the consolidated balance sheet, plus the amount of any accrued, accumulated and undeclared dividends thereon, all as of the date of determination; plus (iv) total minority interest (or similar or equivalent caption), if not already included in liabilities, as shown on the prior year end financial statements.

“Common Share Price” with respect to any share of Common Stock, means the amount determined by dividing:

(a) the Formula Value (as of the date of determination without giving effect to any subsequent adjustment or restatement); by

(b) the sum of (i) the total number of issued and outstanding shares of Common Stock, plus (ii) the total number of shares of Common Stock reserved for the conversion of outstanding Convertible Debentures convertible into Common Stock, in each case determined as of the prior year end;

and deducting from the quotient (rounded to the nearest $0.05) the amount of any dividends per share declared on Common Stock subsequent to the prior year end.

“Convertible Debenture” means any debenture or other instrument evidencing indebtedness of the Corporation convertible at any time into shares of the Common Stock.

“Employee” means an individual employed by (i) the Corporation, any Subsidiary or Twenty Percent Subsidiary or any joint venture in which the Corporation and/or any Subsidiary or Twenty Percent Subsidiary has a twenty percent or more interest or (ii) Kiewit Coal Properties, Inc. or any subsidiary thereof or any joint venture in which Kiewit Coal Properties, Inc. or any such subsidiary has a twenty percent or more interest. An Employee shall also include any person serving on the Board of Directors of the Corporation.

“Property, Plant and Equipment” means those assets included within such classification as reflected on the consolidated balance sheets contained as a part of the Consolidated Financial Statements of the Corporation and Subsidiaries, that are utilized in or associated with the Corporation’s ordinary and regular course of construction activities, excluding any of such assets that are owned by joint ventures, partnerships, limited liability companies or other similar entities in which an entity unaffiliated with the Corporation is also a joint venture party, partner, member or owner.

“Subsidiary” means a corporation, partnership or other entity with respect to which the Corporation holds, directly or indirectly, at least a majority of the issued and outstanding capital stock or other equity interests, measured in terms of total dollar value if such entity has outstanding more than one class of capital stock or other equity interests.

“Twenty Percent Subsidiary” means a corporation, partnership, or other entity with respect to which the Corporation owns, directly or indirectly, twenty percent or more of the issued and outstanding capital stock or other equity interests, measured in terms of total dollar value if such corporation, partnership or other entity has outstanding more than one class of capital stock or other equity interests.

ANNEX C

Revised Proposed Amendments to the Restated Certificate of Incorporation of the
Company Noting Revision to the Previously Distributed Proposed Certificate Amendment

C-1

ARTICLE FIRST1(

NAME

The name of the Corporation (which is hereinafter referred to as the “Corporation”) is: Peter Kiewit Sons’, Inc.

ARTICLE SECOND

DELAWARE OFFICE AND REGISTERED AGENT

The registered office of the Corporation in the State of Delaware is to be located at 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent therein is The Corporation Trust Company, and the address of said registered agent is 1209 Orange Street in said City, County and State.

ARTICLE THIRD

PURPOSES

The nature of the business or purposes to be conducted or promoted is:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

ARTICLE FOURTH

CAPITAL STOCK

The total number of shares of all classes of stock which the Corporation shall have authority to issue is~~125,250,000~~
250,250,000
 shares; of which 250,000 shares shall be Preferred Stock, with no par value per share and of which 125,000,000 shares shall be ~~Common Stock~~
voting common stock,
 with a par value of $0.01 per share (the ~~“Common Stock”)~~
“Voting Common Stock”) and of which 125,000,000 shares shall be non-voting common stock, with $0.01 par value per share (the “Non-Voting Common Stock”, and together with the Voting Common Stock, the “Common Stock”). Except as specified below with respect to voting powers, the Voting Common Stock and the Non-Voting Common Stock shall be identical in all respects.

A description of the different classes of stock and a statement of the designations, powers, preferences, rights, qualifications, limitations and restrictions of each of said classes of stock are as follows:

I.

PREFERRED STOCK

Subject to the limitations prescribed by Delaware law and this Certificate of Incorporation, the Board of Directors of the Corporation is authorized to issue the Preferred Stock from time to time in one or more series, each of such series to have such powers, designations, preferences and relative, participating, optional or other rights, and such qualifications, limitations or restrictions thereof, as shall be determined by the Board of Directors in a resolution or resolutions providing for the issuance of such Preferred Stock; provided, however, that no series of the Preferred Stock shall have any voting rights or be convertible into shares of stock having any voting rights.

(     1The text of the Restated Certificate of Incorporation is marked to show the additional changes made to the current text of the Restated Certificate of Incorporation. Added language is shown as double underlined text and deleted language is shown as strike-through text.

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II.

COMMON STOCK

(A) Dividends.  After any dividend has been declared and set aside for payment or paid on any series of Preferred Stock having a preference over the Common Stock with respect to the payment of dividends, the holders of the Common Stock shall be entitled to receive out of the funds legally available therefor, cash or non-cash dividends payable when, as and if declared by the Board of Directors. The payment of dividends on the Common Stock shall be at the sole discretion of the Board of Directors.

(B) Liquidation.  Upon the liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, after there shall have been paid or set apart for the holders of any series of Preferred Stock having a preference over the Common Stock with respect to distributions upon liquidation the full amount to which they are entitled, the remaining assets available for distribution to the Corporation’s stockholders shall be distributed to the Common stockholders pro rata on the basis of the numbers of Common shares held by such stockholders.

III.

VOTING RIGHTS AND CHANGES IN CAPITAL STRUCTURE

(A) Voting Rights.  Except as may otherwise be provided by statute, the holders of the
Voting
Common Stock shall exclusively possess voting power for the election of directors and for other purposes, the holders of record of each share being entitled to one vote for each share, and the holders of the Preferred
Stock and Non-Voting Common
 Stock shall have no voting rights nor shall they be entitled to notice of meetings of stockholders.

(B) Changes in Capital Structure.  The Corporation reserves the right to create new classes of stock, to eliminate classes of stock, to increase or decrease the amount of authorized stock of any class or classes, and to otherwise change the powers, designations, preferences and relative, participating, optional or other rights, and the qualifications, limitations or restrictions of any class or classes of stock by the affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding.

ARTICLE FIFTH

DIRECTORS AND OFFICERS

(A)(1)  Number, Quorum, Required Votes.  The number of directors of the Corporation which shall constitute the whole Board of Directors shall at all times be not less than ten (10) nor more than fifteen (15). Subject to such minimum and maximum limitations, the number of directors shall be fixed by, or in the manner provided in, the by-laws. A majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless this Certificate of Incorporation shall specifically require a vote of a greater number, the affirmative vote of a majority of the whole Board of Directors shall be required to constitute the act of the Board of Directors.

(2)	Qualifications of Directors.

(a) No more than three (3) directors may be non-inside directors, and the balance must be inside directors, as defined in this subparagraph (A)(2).

(b) An “inside director” is a director who is either a current inside director or a former inside director, as each of such terms is defined in this subparagraph (A)(2).

(c) A “current inside director” is a director who (i) is a current Common stockholder of the Corporation or a current participant in the Employee Ownership Plan; (ii) is currently an officer of either (A) the Corporation or (B) a Subsidiary which is engaged primarily in the construction, mining or materials businesses; and (iii) either (A) was continuously employed by the Corporation, its predecessor, former parent corporation or such a Subsidiary for at least six (6) years before becoming a director or (B) was employed by

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the Corporation, its predecessor, former parent corporation, such a Subsidiary and/or a “former subsidiary” for at least fifteen (15) years, in the aggregate, before becoming a director. A “former subsidiary” is a corporation, partnership or other entity with respect to which the Corporation, its predecessor or former parent corporation has or at one time had at least a twenty percent ownership or equity interest; provided that such corporation, partnership or other entity is currently, or was at the time of such ownership, engaged primarily in the construction, mining or materials businesses.

(d) If a current inside director ceases to be a current inside director, such director may continue to serve as a director so long as there is a sufficient number of other inside directors so that the limitation on non-inside directors required by subparagraph (A)(2)(a) is satisfied. However, if as a result of the change in such director’s status such non-inside director limitation would be exceeded, then such director shall automatically be deemed to have resigned as and shall cease to be a director. The remaining directors shall thereupon act promptly to fill the vacancy created by such resignation. Such a vacancy may be filled with a former inside director, as defined in subparagraph (A)(2)(e) below. If the director whose resignation created such vacancy qualifies as a former inside director pursuant to subparagraph (A)(2)(e), such director may be appointed to fill such vacancy.

(e) A “former inside director” is a person who: (i) was at one time a current inside director; (ii) served as an inside director for at least eight (8) years; and (iii) is declared to be a former inside director by a majority vote of the directors holding office at the time of such declaration.

(3)  Nomination Procedures.  The incumbent directors shall nominate a slate of directors for election at each annual meeting of the stockholders of the Corporation. In nominating such election slates, the directors shall give due consideration to selecting nominees from each of the principal business segments represented by the activities of the Corporation and its Subsidiaries.

(B) Cumulative Voting.  At any election for directors every holder of Common Stock entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

(C) Officers.  The Corporation shall have such officers as the by-laws may provide, except, however, that the Corporation shall have an officer or officers who shall be empowered to sign instruments and stock certificates of the Corporation and shall have an officer who shall have the duty to record the proceedings of stockholders’ meetings and meetings of the Board of Directors. Officers shall be chosen in such manner and shall hold their offices for such terms as the by-laws may prescribe or as shall be determined by the Board of Directors.

ARTICLE SIXTH

POWERS OF THE CORPORATION AND OF THE
DIRECTORS AND STOCKHOLDERS

The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and in further creation, definition, limitation and regulation of the powers of the Corporation, its directors and stockholders:

(A) Indemnification.

(1)  Fullest Extent Permitted by Law.  The Corporation shall indemnify each person who is or was a director, officer or Employee of the Corporation (including the heirs, executors, administrators or estate of such person) or is or was serving at the request of the Corporation as a director, officer or employee of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted under subsections 145(a), (b), (c) and (e) of the Delaware General Corporation Law or any successor statute.

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(2)  Non-Exclusivity of Rights.  The indemnification provided by this paragraph (A) of ARTICLE SIXTH shall not be deemed exclusive of any other rights to which any of those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of ~~shareholders~~
the holders of Voting Common Stock
 or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, Employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

(3)  Repeal or Modification.  Any repeal or modification of paragraph (A) of this ARTICLE SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director, officer or Employee of the Corporation existing at the time of such repeal or modification.

(B) Powers of Board.  In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized:

(1)  By-Laws.  To make, alter and repeal the by-laws of the Corporation by affirmative vote of two-thirds of the whole Board of Directors;

(2)  Mortgages, Liens, and Pledges.  To authorize and cause to be executed mortgages and liens on the real and personal property and pledges of personal property of the Corporation without the assent or vote of the ~~stockholders~~
holders of Voting Common Stock
;

(3)  Payments.  In its discretion to pay for any property or rights acquired by the Corporation, either wholly or partly in money, stock, bonds, debentures or other securities of the Corporation;

(4)  Determination of Amount Constituting Capital.  To fix and determine from time to time what part of the consideration received by the Corporation on any issue of stock without par value shall constitute capital;

(5)  Bonds, Debentures, and Other Obligations.  Without the assent or vote of the stockholders, to issue bonds, debentures, or other obligations of the Corporation from time to time, without limit as to amount, for any of the objects or purposes of the Corporation and if desired, to secure the same or any part thereof by mortgage, pledge, deed of trust or otherwise on any part or all of its property and to cause the Corporation to guarantee bonds, debentures, notes, indebtedness or other obligations of persons, firms and/or other corporations;

(6)  Convertible Obligations.  To create and issue obligations of the Corporation that shall confer upon the holders or owners thereof the right to convert the same into shares of stock of the Corporation, and to fix the rate at which such obligations may be so converted and the period or periods of time during which any such right of conversion shall exist, and any shares of stock issued upon the conversion of any such obligations shall be conclusively deemed to be fully paid stock and not liable to any further call or assessment, and the holder thereof shall not be liable for any further payment in respect thereof;

(7)  Performance-Based Obligations.  To create and issue obligations of the Corporation that shall confer upon the holders or owners thereof the right to receive interests based in whole or in part upon the financial performance of the Corporation or any part, division or subsidiary thereof, and to fix the term, conditions for sale and repurchase, applicable performance standards, interest rate and such other conditions, rights and restrictions for such obligations as it shall determine;

(8)  Inspections by Stockholders.  To determine from time to time whether and to what extent and at what times and places and under what conditions and regulations the accounts and books of the Corporation, or any of them, shall be open to inspection of the stockholders; and no stockholder shall have any right to inspect any account or book or document of the Corporation, except as expressly conferred by the laws of the State of Delaware, unless and until authorized so to do by resolution of the Board of Directors, or by resolution of the holders of Voting
Common ~~stockholders~~
Stock
;

(9)  Committees.  By resolution or resolutions, passed by an affirmative vote of two-thirds of the whole Board of Directors, to designate one or more committees, each committee to consist of two or

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more of the directors of the Corporation, which, to the extent provided in said resolution or resolutions, or in the by-laws of the Corporation, shall, to the extent permitted by Delaware Corporation Law, have and may exercise the powers of the Board of Directors in the management of the business and affairs of the Corporation, except the powers to amend the by-laws, to declare dividends and to act contrary to any action previously undertaken by the Board of Directors, and may have power to authorize the seal of the Corporation to be affixed to all papers which may require it, said committee or committees to have such name or names as may be stated in the by-laws of the Corporation or as may be determined from time to time by resolution adopted by the Board of Directors; and

(10)  Additional Powers.  The Corporation may in its by-laws confer powers upon its Board of Directors in addition to the foregoing and in addition to the powers and authorities expressly conferred upon it by statute.

(C) Limitations on Powers of Board.  In limitation of those powers conferred by statute regarding the matters described in this paragraph (C), the Board of Directors is authorized to act as follows:

(1)  Substantial Acquisitions.  To acquire for the Corporation any property, rights or privileges at such price and for such consideration and generally upon such terms and conditions as it thinks fit; provided, however, an affirmative vote of two-thirds of the whole Board of Directors shall be required for the Corporation to make a substantial acquisition not in the primary, ordinary and regular course of its business activities; and provided further that for the purposes of this subparagraph (1) “substantial acquisition” shall mean an acquisition (or a series of acquisitions which, in light of the period of time over which they are effected and the intentions of the Board of Directors in making them, should be characterized for the purposes of this subparagraph (1) as a single acquisition) with a price (excluding the amount of any assumed obligation and any amount paid out of the proceeds of a loan under the terms of either of which the lender has recourse only against the asset or assets being acquired) in excess of ten (10%) percent of the Formula Value (determined without reduction for the book value of Property, Plant and Equipment);

(2)  Substantial Dispositions.  To dispose of for the Corporation any property, rights or privileges at such price and for such consideration and generally upon such terms and conditions as it thinks fit; provided, however, an affirmative vote of two-thirds of the whole Board of Directors shall be required for the Corporation to make a substantial disposition not in the primary, ordinary and regular course of its business activities; and provided that for the purpose of this subparagraph (2) “substantial disposition” shall mean a disposition (or a series of dispositions which, in light of the period of time over which they are effected and the intentions of the Board of Directors in making them, should be characterized for the purposes of this subparagraph (2) as a single disposition) with a price in excess of ten (10%) percent of the Formula Value (determined without reduction for the book value of Property, Plant and Equipment); provided further, however, such sale or disposition shall not constitute a sale or disposition of all or substantially all of the Corporation’s property and assets, the approval for which is hereinafter provided;

(3)  Sale of All or Substantially All Assets.  To sell, lease or exchange all or substantially all of the Corporation’s property and assets, including its goodwill and its corporate franchises, upon such terms and conditions and for such considerations, which may be in whole or in part shares of stock in, and/or other securities of, any other corporation or corporations, as said Board of Directors shall deem expedient and in the best interests of the Corporation, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
Common Stock issued and outstanding;

(4)  Offers of Common Stock to Non-Employees.  To offer to sell the Common Stock of the Corporation to persons other than the Employees of the Corporation or the Administrator, as agent for, and for the benefit and on behalf of, participants in the Employee Ownership Plan, in any manner, including but not limited to a “public offering” within the meaning of the United States Securities Act of 1933, as it may be amended from time to time, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
Common Stock issued and outstanding;

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(5)  Change In Stock Price Formula.  To change the formula for determining the Formula Value or the Common Share Price, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding;

(6)  Mergers and Consolidations.  To merge or consolidate the Corporation with a corporation other than a Subsidiary, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
Common Stock issued and outstanding; and

(7)  Dissolution.  To dissolve the Corporation, only when and as authorized by the affirmative vote of the holders of four-fifths of the
Voting
Common Stock issued and outstanding.

(D) Stock Ownership and Transfer Restrictions.  The following restrictions on the ownership and transfer of the Common Stock of the Corporation are hereby imposed:

(1)  Ownership Restrictions.  All shares of Common Stock sold by the Corporation shall, to the extent required by the Board of Directors, be subject to a repurchase agreement, the terms of which shall be determined by the Board of Directors. With the prior approval of the Board of Directors and subject to paragraph (D)(3), the Employees, the Administrator, as agent for, and for the benefit and on behalf of, a participant in the Employee Ownership Plan, fiduciaries for the benefit of the spouses and/or children of Employees, corporations one hundred (100%) percent owned by Employees or Employees and their spouse and/or children, and fiduciaries for the benefit of such corporations, charities and fiduciaries for charities designated by any such persons shall be eligible to own Common Stock of the Corporation. Notwithstanding the foregoing, at no time subsequent to the Effective Date and during which the Employer Ownership Plan is in effect, shall any Employee eligible to participate in the Employee Ownership Plan be permitted to be the record owner of Common Stock. In the event that subsequent to the Effective Date, an Employee eligible to participate in the Employee Ownership Plan is or becomes the record owner of any shares of Common Stock, such Employee shall transfer all of such shares of Common Stock to the Administrator in exchange for an equal number of Interests in the Employee Ownership Plan, within five (5) days of delivery of notice by the Corporation.

(2)  Transfers to Charitable Organizations.  The holders of the Common Stock may transfer such stock to tax-exempt charitable organizations approved as such by the Internal Revenue Service; provided, that any such transfer shall be subject to a repurchase agreement which provides, in part, that said charitable owners shall agree not to transfer, assign, pledge, hypothecate, or otherwise dispose of such stock except in a sale to the Corporation, and said charitable owners shall at any time upon five (5) days’ written notice and demand by the Corporation sell such stock to the Corporation. The Corporation shall be obligated to accept any offer made by the charitable owners to sell such stock to the Corporation. The purchase price for the Common Stock shall be the Common Share Price. Payment of the purchase price shall be made by the Corporation within sixty (60) days of its acquiring of any such stock, without interest.

(3)	Ownership and Transfer Restrictions On Common Stock.

(a) Sales to Corporation and Permitted Transfers.  The holders of Common Stock shall not sell, transfer, assign, pledge, hypothecate or otherwise dispose of such stock except in a sale to the Corporation or in a transfer to an authorized transferee approved by the Board of Directors pursuant to subparagraph (D)(1) above, a transfer in accordance with subparagraph (D)(2) above, a transfer by the Administrator upon the termination of the Employee Ownership Plan to an Employee, or a transfer by the Administrator to an Employee who ceases to be eligible to participate in the Employee Ownership Plan but otherwise continues to be an Employee. Holders of Common Stock may, at any time on or prior to the 15th day of any calendar month, offer to sell part or all of their Common Stock to the Corporation by delivering the certificate or certificates representing such stock to the Corporation along with a written notice offering such stock to the Corporation. Such offer must be accepted by the Corporation, and payment shall be made for such stock within sixty (60) days after the receipt of such stock and such written notice by the Corporation, without interest. The rights of redemption provided for in this subparagraph (D)(3)(a), and each other right of redemption of Common Stock provided for in this Certificate of Incorporation, shall

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be subject to the requirement that no shares of any class shall be redeemed, either at the option of the holder thereof or of the Corporation, unless after giving effect to such redemption there remain outstanding at least 1,000 shares of stock of the Corporation having full voting power.

(b) Termination.  Upon the termination of the employment of any Employee with the Corporation for any reason other than death, the Employee or his authorized transferee shall sell and deliver the Common Stock held by such Employee or his authorized transferee to the Corporation within ten (10) days after the date of a written notice from the Corporation to sell and deliver such stock (a “Repurchase Notice”). The Corporation shall give such Repurchase Notice within the period commencing on the day of termination and ending on the 90th day after such termination. Payment for such stock shall be made within sixty (60) days after the date of such Repurchase Notice, without interest.

(c) Death.  Upon the death of any Employee, the estate, successor or personal representative of such Employee or the authorized transferee of such Employee shall sell and deliver the Common Stock previously held by such Employee or held by his authorized transferee to the Corporation within ten (10) days after the date of a written notice from the Corporation to sell and deliver such stock. The Corporation shall give the notice to sell and deliver within the period commencing on the day of death of such Employee and ending on the 180th day after said death. Payment for such stock shall be made within sixty (60) days after the date of said notice, without interest. Upon the death of an Employee holding stock of the Corporation on the day of his death, the Employee’s estate, successor or personal representative and any authorized transferee of such deceased Employee shall have the option to defer the purchase by the Corporation of its Common Stock to a date or dates later than that provided for in this subparagraph (D)(3) but prior to the January 10th next succeeding the fiscal year during which the Employee’s death occurred.

(d) Ownership of Excessive Amount.  Upon a determination by the Board of Directors that the amount of Common Stock held by an Employee and/or his authorized transferee is excessive in view of the Corporation’s policy that the level of an Employee’s stock ownership should reflect certain factors, including but not limited to (i) the relative contribution of that Employee to the economic performance of the Corporation, (ii) the effort being put forth by such Employee, and/or (iii) the level of responsibility of such Employee, the Corporation shall have the option to purchase from such Employee and/or his authorized transferee an amount of Common Stock sufficient to decrease the amount of such stock owned by such Employee or his authorized transferee to an amount that the Board of Directors, in its sole discretion, believes is appropriate. In the event that the Corporation elects to exercise this option, it shall give the Employee and/or his authorized transferee written notice to that effect and the Employee and/or his authorized transferee shall sell and deliver the amount of stock specified in such notice to the Corporation within ten (10) days after the date of the notice, with payment to be made for such stock within sixty (60) days after the date of said notice, without interest.

(e) Pledges.  Notwithstanding anything contained in subparagraphs (D)(1) and (D)(3) to the contrary, an Employee, or the Administrator as agent for, and for the benefit and on behalf of, a participant in the Employee Ownership Plan, may pledge Common Stock for loans in connection with the ownership of the Corporation’s stock. In addition, notwithstanding anything contained in subparagraphs (D)(1) and (D)(3) to the contrary, Qualified Financial Institutions to which such Common Stock has been pledged shall be permitted to own such Common Stock upon foreclosure of such Common Stock in accordance with the terms of any agreement evidencing such pledge; provided that said Qualified Financial Institution shall not be permitted to transfer, assign, pledge, hypothecate, or otherwise dispose of such Common Stock except in a sale to the Corporation in accordance with the provisions of subparagraph (D)(3)(a) above; and provided further that said Qualified Financial Institution shall sell and deliver such Common Stock to the Corporation no later than the date which is ten (10) days after the date a written notice from the Corporation to sell and deliver such Common Stock is delivered to such Qualified Financial Institution. The purchase price for the Common Stock payable to a Qualified Financial Institution shall not be reduced by any amount owed to the Corporation or any Subsidiary by the Employee who pledged (or directed the Administrator to pledge, as the Employee’s agent, pursuant to the terms of the Employee Ownership Plan) the Common Stock to the Qualified Financial Institution.

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Subject to the provisions of subparagraph (D)(8), payment of the purchase price shall be made by the Corporation within sixty (60) days of the date of receipt of certificates evidencing such Common Stock, without interest. In the event a Qualified Financial Institution fails to deliver stock certificates within the specified time period, the Corporation’s Secretary shall cancel each certificate on the books of the Corporation and such shares of Common Stock shall be deemed no longer outstanding. The Qualified Financial Institution shall thereafter have no further interest as a stockholder of the Corporation with respect to such shares of Common Stock except the right to receive the purchase price therefor. Notwithstanding anything contained in Certificate to the contrary, except as may otherwise be provided by statute, no shares of Common Stock owned by a Qualified Financial Institution shall have any voting rights of any kind. For purposes of this subparagraph (D)(3)(e), “Qualified Financial Institution” shall mean any bank, banking association, trust company, savings bank, credit union, savings and loan association or other financial institution which is engaged in the business of banking or making commercial or consumer loans, or any subsidiary or affiliate of any such entity.

(f) Authorized Transferee.  For purposes of this subparagraph (D)(3), the term “authorized transferee” shall mean any stockholder permitted to own stock of the Corporation pursuant to paragraph (D)(1) above, including, specifically, the Administrator; provided, however, that with respect to any particular Employee, the Administrator shall only be such Employee’s “authorized transferee” with respect to the specific shares of Common Stock of the Employee transferred to the Administrator or acquired by or issued to the Administrator for the benefit of, and on behalf of, the Employee.

(g) Failures to Meet Time Limits.  No failure by the Corporation, a stockholder, an authorized transferee, or the estate, successor, or personal representative of a stockholder to take any action within any time period prescribed by this subparagraph (D)(3) shall render the Common Stock of the Corporation transferable other than in conformance with the provisions of this subparagraph (D)(3) or preclude the Corporation from exercising its right to purchase any such stock.

(4)  Stock Price.  The Corporation shall purchase or sell any share of Common Stock for a price equal to the Common Share Price. The consideration paid for such Common Stock shall be in cash or such other form as mutually agreed upon by the Corporation and the Common stockholder.

(5)  Limitations On Amount of Ownership.  No more than ten (10%) percent of the shares of the Common Stock issued and outstanding shall at any time be owned of record, or voted, by or for the account of any one Employee as hereinbefore described. For purposes of calculation of said ten (10%) percent limitations, Common Stock of the Corporation held by the Administrator, as agent for, and for the benefit and on behalf of, an Employee participating in the Employee Ownership Plan, owned by an Employee’s spouse, children, grandchildren, parents, grandparents and spouses of such persons (collectively, an Employee’s “family members”), fiduciaries for the benefit of an Employee or his family members, fiduciaries for charities designated by an Employee or his family members, and any entity which an Employee or his family members have created or control, directly or indirectly, or in which an Employee or his family members have a beneficial or reversionary interest, shall be counted as being owned by the Employee. All calculations regarding the ten (10%) percent limitation (including both the numerator and denominator of the calculations) shall be on a fully diluted basis (i.e., all stock that in the future will be issued upon the conversion of any then-issued and outstanding Convertible Debentures of the Corporation shall be included in the calculations). The ten (10%) percent limitations shall be calculated as of the 1st day of January of each year, and any Employee, who owns more Common Stock than the ten (10%) percent limitation permits shall be so notified by the Corporation and shall, at the Employee’s option, be permitted to hold the excess stock until the next succeeding January 1, and on or before said January 1, the Employee shall take the action described in subparagraph (D)(6) below. The Administrator may be the record holder of up to all the outstanding shares of Common Stock.

(6)  Sales of Excess Stock.  In the event that any Employee, through his own action or the action of others becomes an owner of more than ten (10%) percent, as defined in subparagraph (D)(5) above, of the Common Stock, he shall offer to the Corporation, and the Corporation shall purchase within sixty (60) days of such offer, at the price defined in subparagraph (D)(4) above, such amount of his stock that

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is in excess of said ten (10%) percent limitation; or, with respect to a participant in the Employee Ownership Plan owning more than ten (10%) percent of the Common Stock, as defined in subparagraph (D)(5) above, such a participant shall offer to cancel part of such participant’s Interests and corresponding shares of Common Stock credited to such participant. In the event that an Employee subject to this subparagraph (D)(6) shall fail either to offer such stock to the Corporation or to offer to cancel such Interests within the period described in subparagraph (D)(5) above, the Corporation shall, within sixty (60) days following the end of such period, purchase such excess stock holdings or, with respect to a participant in the Employee Ownership Plan, the Corporation shall instruct the Administrator to cancel such participant’s Interests and to sell and deliver certificates for shares of Common Stock credited to such participant that are in excess of said ten (10%) percent limitation to the Corporation.

(7)  Termination of Certain Owners.  Any Employee of the Corporation who owns two (2%) percent or more of the Common Stock issued and outstanding shall not be terminated from employment of the Corporation except by an affirmative vote of two-thirds of the whole Board of Directors. The Board of Directors shall have the right to reduce said two (2%) percent requirement in the by-laws of the Corporation to a lower percentage requirement by an affirmative vote of two-thirds of the whole Board of Directors. For purposes of calculation of this percentage requirement, the attribution rules specified in paragraph (D)(5) above regarding the ten (10%) percent limitation on ownership shall apply.

(8)  Suspension of Repurchase Duties.  Notwithstanding anything in this ARTICLE SIXTH to the contrary, in the event that the Board of Directors determines that the Formula Value to be determined at the end of the fiscal year during which such determination is made is likely to be less than (i) the Formula Value determined at the end of the prior fiscal year less (ii) the aggregate amount of dividends declared on the Common Stock since the end of the prior fiscal year, the Board may suspend the Corporation’s duty to repurchase shares of Common Stock in accordance with this paragraph (D)(8). Any such suspension shall not extend for a period longer than three hundred sixty-five (365) days from the date of the Board’s declaration of suspension. During any such suspension period, the Corporation shall not repurchase any shares of Common Stock tendered or required to be tendered for repurchase pursuant to the second sentence of subparagraph (D)(3)(a). During any such suspension period, the Corporation shall continue to repurchase Common Stock tendered to the Corporation pursuant to any other provision of this Certificate of Incorporation, but (a) payment for such repurchases shall not be required until sixty (60) days after the end of the suspension period, (b) such payment shall be made without interest, and (c) the repurchase price shall be the Common Share Price determined as of (i) the end of the prior fiscal year, in the case of a suspension period that ends before July 1 of the fiscal year, (provided that such computation of the Share Price shall be reduced by the amount of dividends per share declared on the Common Stock since the end of the prior fiscal year), or (ii) in the case of a suspension period that ends after June 30 of a fiscal year, the end of the fiscal year during which the suspension period ends.

 (9)  Non-Voting Common Stock.  If, subsequent to the Effective Date and while the Employer Ownership Plan is in effect, any person or entity other than the Administrator is or becomes the record owner of shares of Voting Common Stock, then such shares of Voting Common Stock shall be automatically and immediately converted to Non-Voting Common Stock. Upon any such conversion, the Company shall deliver certificates representing such shares of Non-Voting Common Stock to such holder and the certificates representing the corresponding shares of Voting Common Stock previously outstanding shall be cancelled. If the Administrator is or becomes the record owner of shares of Non-Voting Common Stock, then such shares of Non-Voting Common Stock shall be automatically and immediately converted to Voting Common Stock. Upon any such conversion, the Company shall deliver certificates representing such shares of Voting Common Stock to the Administrator and the certificates representing the corresponding shares of Non-Voting Common Stock previously outstanding shall be cancelled.

(E) Payments Where Stock Price Not Yet Computed.  If the price at which the Corporation is to purchase stock pursuant to any provision in this Certificate of Incorporation has not been computed within the time period prescribed for payment for such stock because the preparation of the audited Consolidated Financial Statements of the Corporation and Subsidiaries has not yet been completed, the Corporation shall, within the

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time period prescribed for payment for such stock, make an initial payment in an amount equal to the price that would have been paid for such stock if it had been purchased by the Corporation during the next preceding fiscal year. The balance shall be paid within ten (10) days after the date on which the price at which the Corporation is to purchase such stock has been computed. In the event that the price at which the Corporation is to purchase such stock is less than the amount paid by the Corporation, in the “initial payment” provided for in this paragraph (E), the Corporation shall be entitled to recover the difference between the two amounts. Such difference shall be paid by the person or entity to whom the Corporation made the “initial payment” within ten (10) days of the date of a written notice from the Corporation to pay such amount, without interest.

(F) Ratification By Stockholders.  Any contract, transaction or act of the Corporation or of the directors, which shall be ratified by a majority of a quorum of the stockholders then entitled to vote at any annual meeting or at any special meeting called for such purpose, shall, so far as permitted by law and by this Certificate of Incorporation, be as valid and as binding as though ratified by every stockholder entitled to vote at such meeting.

(G) Meetings, Offices, and Books Outside State of Delaware.  The stockholders and the Board of Directors may hold their meetings and the Corporation may have one or more offices outside of the State of Delaware, and subject to the provisions of the laws of said state, may keep the books of the Corporation outside of said state and at such places as may be from time to time designated by the Board of Directors.

(H) Removal of Directors.  At any meeting of the holders of the Common Stock called for the purpose, any one or more of the directors may, by a majority vote of the holders of the
Voting
Common Stock at the time, be removed from office, with or without cause, and another director or other directors be elected by such majority vote of said holders of the
Voting
 Common Stock in the place or places of the person or persons so removed, to serve for the remainder of his or their term or terms, as the case may be; provided, however, that if less than all the directors are to be removed, no individual director shall be removed without cause when the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an annual election of all the directors.

(I) By-Law Provisions for Conduct of Business.  The Corporation may in its by-laws make any other provisions or requirements for the conduct of the business of the Corporation, provided the same be not inconsistent with the provisions of this Certificate of Incorporation, or contrary to the laws of the State of Delaware. The by-laws may be amended by affirmative vote of two-thirds of the whole Board of Directors or by affirmative vote of the holders of two-thirds of the
Voting
Common Stock issued and outstanding.

(J) Requirements of Votes Greater Than Required By-Law.  Whenever this Certificate of Incorporation contains provisions requiring for any corporate action the vote of a larger portion of the ~~stock~~
Voting Common Stock
 or a larger portion of the directors than is required by the General Corporation Law of the State of Delaware, the provisions of this Certificate of Incorporation shall govern and control.

(K) Amendments of Certificate.  Subject to any limitations herein contained, the Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, or in any amendment thereto by an affirmative vote of the holders of two-thirds of the
Voting
Common Stock issued and outstanding, and all rights conferred upon stockholders in said Certificate of Incorporation or any amendment thereto, are granted subject to this reservation; provided, however, that the provisions of this Certificate of Incorporation requiring for action by the stockholders a vote greater than such two-thirds vote shall not be amended except by such greater vote; and provided further that this Paragraph (K) shall not be amended except by an affirmative vote of the holders of four-fifths of the
Voting
 Common Stock issued and outstanding.

ARTICLE SEVENTH

LIMITATION OF LIABILITY

A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the

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director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit. If the Delaware General Corporation Law is amended after approval by the stockholders of this ARTICLE SEVENTH to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law as so amended. Any repeal or modification of this paragraph by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

ARTICLE EIGHTH

DEFINITIONS

As used in this Certificate of Incorporation, the following meanings (with terms defined in the singular having comparable meaning when used in the plural and vice versa), unless another definition is provided or the context otherwise requires:

“Administrator” means the entity appointed by the Board of Directors to administer the Employee Ownership Plan.

“Effective Date” means the date the Corporation will accept or has accepted for exchange shares of Common Stock for Interests pursuant to the first Offer to Exchange Outstanding Shares of Common Stock of Peter Kiewit Sons’, Inc. for Interests in the Peter Kiewit Sons’, Inc. Employee Ownership Plan.

“Employee Ownership Plan” means the Peter Kiewit Sons’, Inc. Employee Ownership Plan.

“Interest” means, with respect to a participant in the Employee Ownership Plan, a participant’s beneficial interest in each share of Common Stock held by the Administrator pursuant to the Employee Ownership Plan.

“Formula Value” means the sum of:

(a) total assets as shown on the consolidated balance sheet contained in the Consolidated Financial Statements of the Corporation and Subsidiaries, prepared in conformity with accounting principles generally accepted in the United States for the Corporation and its consolidated Subsidiaries as of the fiscal year end immediately preceding the date of determination (the “prior year end”) and audited and certified by an independent firm of certified public accountants selected and engaged by the Board of Directors (the “prior year end financial statements”); minus

(b) the sum of: (i) all liabilities (excluding any liabilities related to the redemption value of issued and outstanding shares of Common Stock and excluding the liability for any outstanding Convertible Debentures convertible into Common Stock) as shown on the prior year end financial statements; plus (ii) the book value of Property, Plant and Equipment as of the prior year end; plus (iii) the carrying value of any issued and outstanding Preferred Stock, as reflected on the consolidated balance sheet, plus the amount of any accrued, accumulated and undeclared dividends thereon, all as of the date of determination; plus (iv) total minority interest (or similar or equivalent caption), if not already included in liabilities, as shown on the prior year end financial statements.

“Common Share Price” with respect to any share of Common Stock, means the amount determined by dividing:

(a) the Formula Value (as of the date of determination without giving effect to any subsequent adjustment or restatement); by

(b) the sum of (i) the total number of issued and outstanding shares of Common Stock, plus (ii) the total number of shares of Common Stock reserved for the conversion of outstanding Convertible Debentures convertible into Common Stock, in each case determined as of the prior year end;

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and deducting from the quotient (rounded to the nearest $0.05) the amount of any dividends per share declared on Common Stock subsequent to the prior year end.

“Convertible Debenture” means any debenture or other instrument evidencing indebtedness of the Corporation convertible at any time into shares of the Common Stock.

“Employee” means an individual employed by (i) the Corporation, any Subsidiary or Twenty Percent Subsidiary or any joint venture in which the Corporation and/or any Subsidiary or Twenty Percent Subsidiary has a twenty percent or more interest or (ii) Kiewit Coal Properties, Inc. or any subsidiary thereof or any joint venture in which Kiewit Coal Properties, Inc. or any such subsidiary has a twenty percent or more interest. An Employee shall also include any person serving on the Board of Directors of the Corporation.

“Property, Plant and Equipment” means those assets included within such classification as reflected on the consolidated balance sheets contained as a part of the Consolidated Financial Statements of the Corporation and Subsidiaries, that are utilized in or associated with the Corporation’s ordinary and regular course of construction activities, excluding any of such assets that are owned by joint ventures, partnerships, limited liability companies or other similar entities in which an entity unaffiliated with the Corporation is also a joint venture party, partner, member or owner.

“Subsidiary” means a corporation, partnership or other entity with respect to which the Corporation holds, directly or indirectly, at least a majority of the issued and outstanding capital stock or other equity interests, measured in terms of total dollar value if such entity has outstanding more than one class of capital stock or other equity interests.

“Twenty Percent Subsidiary” means a corporation, partnership, or other entity with respect to which the Corporation owns, directly or indirectly, twenty percent or more of the issued and outstanding capital stock or other equity interests, measured in terms of total dollar value if such corporation, partnership or other entity has outstanding more than one class of capital stock or other equity interests.

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